SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED AUGUST 8, 2005

TO PROSPECTUS DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

AND TO PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT VISTA
ISSUED BY KBL VARIABLE ACCOUNT A

This supplement contains information about the Liberty S&P 500 Index Fund, Variable Series (the "Fund").

Effective August 22, 2005, SSgA Funds Management, Inc. ("State Street Global Advisers") will no longer sub-advise the Fund. Effective August 22, 2005, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Fund, will run the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

nykey 8/05